BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 12, 2012 to the
Prospectus of each Fund dated July 25, 2011

Effective May 1, 2012, the Prospectus of each Fund is revised to set forth the amended eligibility requirements for investors with a Working Capital Management Account® (“WCMA”) service or other Merrill Lynch business account program to invest in certain share classes of a Fund:

The section entitled “Fund Overview—Important Additional Information—Purchase and Sale of Fund Shares” is hereby revised to delete the chart set forth therein and replace it with the following:

	Class 1	Class 2	Class 3	Class 4
Subscribers in the WCMA service who do not have either a commercial line of credit or a reducing revolver	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $250,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $250,000 and $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $1 million and $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.
Subscribers in the WCMA service who have either a commercial line of credit or a reducing revolver	Not available.	Not available.	All investors.	Not available.

The section entitled “Account Information—How to Choose the Share Class That Best Suits Your Needs—Share Classes at a Glance” is hereby deleted in its entirety and replaced with the following:

Share Classes at a Glance For subscribers in the WCMA service who do not have either a commercial line of credit or a reducing revolver:
	Class 1	Class 2	Class 3	Class 4
Who is Eligible to Own?[1]	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value of less than $250,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value of between $250,000 and $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value of between $1 million and $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value of $10 million or more.
Automatic Conversion to Another Class of the Fund?	Yes. When your WCMA service relationship value is determined to be $250,000 or more.	Yes. When your WCMA service relationship value is determined to be either greater than $999,999 or less than $250,000.	Yes. When your WCMA service relationship value is determined to be either greater than $9,999,999 or less than $1 million.	Yes. When your WCMA service relationship value is determined to be less than $10 million.
Service and Distribution Fees	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	0.25% Annual Service Fee. 0.425% Annual Distribution Fee.	0.25% Annual Service Fee. 0.125% Annual Distribution Fee.	0.25% Annual Service Fee. 0.125% Annual Distribution Fee.

[1] Each new subscriber account is eligible to purchase and hold only Class 1 Shares for an initial period not exceeding one month. Such period begins on the account activation date and ends on the next conversion date.

For subscribers in the WCMA service who have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4
Who Is Eligible to Own?	Not available.	Not available.	All investors.	Not available.
Automatic Conversion to Another Class of the Fund?	Not available.	Not available.	No.	Not available.
Service and Distribution Fees	Not available.	Not available.	0.25% Annual Service Fee. 0.125% Annual Distribution Fee.	Not available.

This Supplement should be retained with your Prospectus for future reference.

Code # PRO-BBIF-0412SUP